UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 21, 2005

                                TIME WARNER INC.

             (Exact Name of Registrant as Specified in its Charter)

  Delaware                            1-15062                  13-4099534
  --------                            -------                  ----------
 (State or Other Jurisdiction   (Commission File Number)       (IRS Employer
   of Incorporation)                                        Identification No.)

                One Time Warner Center, New York, New York 10019
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                  212-484-8000
                                  -------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                ---------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

     Adelphia Transactions

     On April 21, 2005, Time Warner Inc. ("Time Warner" or the "Company") issued a joint press release with Comcast Corporation ("Comcast") announcing that a Time Warner subsidiary, Time Warner NY Cable LLC, and Comcast have entered into agreements to acquire substantially all of the assets of Adelphia Communications Corporation ("Adelphia"). A copy of the joint press release is attached as
Exhibit 99.1.

On April 21, 2005, beginning at 8:30 a.m. ET, Time Warner will host a conference call for investors to discuss the acquisition from Adelphia, related cable system swaps with Comcast and the redemption of Comcast's interests in Time Warner Cable (collectively, the "Adelphia Transactions"). There will be a live audio webcast of the call available via the Company's Web site at http://timewarner.com/investors. A copy of management's prepared remarks (the "Adelphia Presentation"), as well as additional information regarding the proposed transactions (the "Additional Information") that will be used during the conference call, are attached as Exhibit 99.2 and Exhibit 99.3, respectively. The information contained in the Adelphia Presentation and the Additional Information may also be used subsequently in other settings, including but not limited to conversations or meetings with investors and media, and communications with employees, governmental authorities and other constituencies. Some of the information included in the Adelphia Presentation and the Additional Information has been included in slides that have been posted on the Company's Web site at http://timewarner.com/investors. While each of the exhibits to this Form 8-K has been prepared for an independent purpose, readers are encouraged to review the exhibits collectively as, together, the exhibits provide complementary information.

     The Adelphia Presentation and the Additional Information contain non-GAAP financial measures, including pro forma historical and forward-looking financial measures. Pursuant to the requirements of Regulation G, the Company has provided within the Additional Information, where practicable, schedules setting out reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures. In certain instances, the Company has provided explanations as to why it is not possible to provide such reconciliations at this time.

     The information included in this Form 8-K, including the press release, the Adelphia Presentation, and the Additional Information, attached as Exhibits 99.1, 99.2 and 99.3, respectively, is incorporated by reference into this Item
7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is being "furnished" to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934 or the Securities Act of 1933, except as expressly set forth by specific reference in such a filing.



Item  9.01  Financial Statements and Exhibits.




Exhibit                         Description
-------                         ------------


99.1 Press release, dated April 21, 2005, issued by Time Warner Inc. and Comcast Corporation.
99.2                            Adelphia Presentation, including remarks by John
                                K. Martin (Senior Vice President, Investor
                                Relations, Time Warner), Richard D. Parsons
                                (Chairman and CEO, Time Warner), Wayne H. Pace (Executive Vice President and Chief Financial Officer, Time Warner), Don Logan (Chairman, Media and Communications Group, Time Warner) and Glenn A. Britt (Chairman and CEO, Time Warner Cable).
99.3 Additional Information Regarding the Adelphia Transactions and Reconciliations of Non-GAAP Financial Measures.

     Caution Concerning Forward-Looking Statements

     This  document  includes  certain  forward-looking  statements  within  the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements about the benefits of the transactions involving Adelphia, Comcast, Time Warner, and Time Warner Cable Inc. and its subsidiaries ("TWC"), including future financial and operating results, the plans, objectives, expectations and intentions of Time Warner and TWC, and other statements that are not historical facts. These statements are based on the current expectations and beliefs of the management of Time Warner and TWC, and are subject to uncertainty and changes in circumstances.

     Time Warner cautions readers that any forward-looking information is not a guarantee of future performance and that actual results may vary materially from those expressed or implied by the statements herein, due to the bankruptcy court approval process, regulatory review and approval process, changes in economic, business, competitive, technological, strategic or other regulatory factors, as well as factors affecting the operation of the businesses of Time Warner and the assets to be acquired in the transactions discussed. More detailed information about certain of these and other factors may be found in filings by Time Warner with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K, in the section entitled "Risk Factors and Caution Concerning Forward-Looking Statements." In particular, the following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approval of the transactions on the proposed terms and anticipated schedule; the failure of the stakeholders of Adelphia to approve the plan of reorganization; the failure of the plan of reorganization to be confirmed by the bankruptcy court; the inability to complete some or all of the proposed transactions, including the possibility that the Adelphia acquisition could occur without the planned redemptions and/or the exchanges with Comcast; the risk that the acquired assets will not be integrated successfully into TWC's business; the risk that the cost savings and any other synergies from the transactions may not be fully realized or may take longer to realize than expected; the transactions and related activities making it more difficult for TWC's management to maintain its focus on relationships with customers, employees or programming providers; changes in Adelphia's business during the pendency of the transactions, including as a result of its continued operations while in bankruptcy; and competition and its effect on pricing, spending, third-party relationships and revenues. Time Warner is under no obligation to, and expressly disclaims any obligation to, update or alter the forward-looking statements contained in this document, whether as a result of new information, future events, or otherwise.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TIME WARNER INC.


                                         By:  /s/ Wayne H. Pace
                                            ---------------------------------
                                         Name:   Wayne H. Pace
                                         Title:  Executive Vice President
                                                 and Chief Financial Officer


  Date:  April 21, 2005

                                  EXHIBIT INDEX



Exhibit                        Description
------                         -----------


99.1 Press release, dated April 21, 2005, issued by Time Warner Inc. and Comcast Corporation.
99.2                           Adelphia Presentation, including remarks by John
                               K. Martin (Senior Vice President, Investor
                               Relations, Time Warner), Richard D. Parsons
                               (Chairman and CEO, Time Warner), Wayne H. Pace (Executive Vice President and Chief Financial Officer, Time Warner), Don Logan (Chairman, Media and Communications Group, Time Warner) and Glenn
                               A. Britt (Chairman and CEO, Time Warner Cable Inc.).
99.3 Additional Information Regarding the Adelphia Transactions and Reconciliations of Non-GAAP Measures.